/A

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025 (April 1, 2025)

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4300 Cox Road

Glen Allen, Virginia 23060

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	New York Stock Exchange
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUB.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note

On April 1, 2025, Atlantic Union Bankshares Corporation, a Virginia corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”), which was subsequently amended by a Current Report on Form 8-K/A filed on May 8, 2025 (together with the Initial Form 8-K, the “Filings”) in connection with (a) the completion on April 1, 2025 of the previously announced merger (the “Merger”) between the Company and Sandy Spring Bancorp, Inc., a Maryland corporation (“Sandy Spring”), pursuant to the Agreement and Plan of Merger, dated as of October 21, 2024 (the “Merger Agreement”), by and between the Company and Sandy Spring.

This Current Report on Form 8-K/A amends the Filings to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Such information should be read in conjunction with the Filings. Except as provided herein, the disclosures made in the Filings remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated statements of condition of Sandy Spring as of December 31, 2024 and 2023, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2024, together with the notes thereto and independent auditor’s report thereon required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

●	Unaudited pro forma condensed combined balance sheet as of December 31, 2024;
●	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2024; and
●	Notes to the unaudited pro forma combined financial information.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Merger been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial condition. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

(d) Exhibits.

Exhibit No.	Description of Exhibits
23.1	Consent of Ernst & Young LLP (independent registered public accounting firm for Sandy Spring Bancorp, Inc.).
99.1

The audited consolidated statements of condition of Sandy Spring Bancorp, Inc. as of December 31, 2024 and 2023, and the related audited consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2024, together with the related notes thereto and the independent auditor’s report thereon, including the effectiveness of internal control over financial reporting.

99.2

The unaudited pro forma condensed combined balance sheet as of December 31, 2024, and the unaudited pro forma condensed combined statement of income for the year ended December 31, 2024, together with the notes thereto.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: May 21, 2025	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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